UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On May 15, 2023, Orion Group Holdings, Inc. (the “Company”) entered into a new three-year $103.0 million senior secured credit facility with White Oak ABL, LLC and White Oak Commercial Finance, LLC (collectively, “White Oak”) which includes a $65.0 million asset based revolving credit facility (the “Revolver”) and a $38.0 million fixed asset term loan (the “Term Loan”). At the same time, the Company entered into a $13.0 million sale-leaseback of certain concrete segment equipment with Gordon Brothers (the “Sale-Leaseback”).

The new credit facility includes a $65.0 million asset based revolving credit facility and a $38.0 million fixed asset term loan. The Revolver will initially bear interest at a rate of the 30-day SOFR plus 5.5% and the Term Loan at a rate of the 30-day SOFR plus 8.0%, subject to a SOFR floor of 4.0%. At closing, the Company made an initial Revolver draw of $9.5 million. Borrowings from the facility will primarily be used to refinance existing debt as well as for other general corporate and working capital purposes. The Sale-Leaseback includes equipment on lease schedules of 24-months and 36-months.

A copy of the agreement with White Oak is attached to the Company’s Quarterly Report on Form 10-Q filed on May 15, 2023 as Exhibit 10.3. The foregoing description is qualified by reference in its entirety to such exhibit.

Item 8.01. Other Events

A copy of the press release announcing the agreements described in Item 1.01 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this report.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Orion Group Holdings, Inc. dated May 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Orion Group Holdings, Inc. dated May 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: May 18, 2023	By:	/s/ Travis J. Boone
President and Chief Executive Officer